OTHER PAYABLES AND ACCRUED LIABILITIES	12 Months Ended
Mar. 31, 2024
OTHER PAYABLES AND ACCRUED LIABILITIES
OTHER PAYABLES AND ACCRUED LIABILITIES

NOTE 8 – OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities consisted of the following as of March 31, 2024 and 2023:

	As of March 31,	As of March 31,
	2024	2023
Advances from customers	$73,953	$655,922
Employee benefits payable	7,277	9,900
Loan payable to the third party[1]	2,289,167	-
Deposit	50,000	-
Others	139,984	57,488
Total	$2,560,381	$723,310

The Company entered into three loan agreements with a third party to borrow aggregate loan of $2.25 million on November 9, 2023, January 18, 2024 and Mar 12, 2024, respectively. The loans all bear a fixed interest rate of 8% on the date of drawing per annum. The loan facility agreements are all unsecured.